SCHEDULE 14 A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )
                          Filed by the Registrant (x)
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                RICA FOODS, INC.

--------------------------------------------------------------------------------
                (Name Of Registrant As Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[   ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)  Title of each class of securities to which transaction applies:
              -----------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:
             ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             ------------------------------------------------------------------
         4)  Proposed maximum aggregate value of transaction:
              -----------------------------------------------------------------
         5)  Total fee paid:
              -----------------------------------------------------------------
[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:
              ----------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:
              ----------------------------------------------------------------
         3) Filing Party:
              ----------------------------------------------------------------
         4) Date Filed:
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


                                RICA FOODS, INC.
                                 95 MERRICK WAY
                                    SUITE 507
                          CORAL GABLES, FLORIDA, 33134
                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 25, 2000
                          -----------------------------
To the Shareholders of
Rica Foods, Inc.:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Rica Foods, Inc., a Nevada corporation (the "Company") will be held on August 25, 2000, at 10:00 a.m., local time, at the Sheraton Biscayne Bay Hotel, 495 Brickell Avenue, Miami, Florida, 33131, for the following purposes:

     1. To elect nine members of the Company's Board of Directors to hold office until the Annual Meeting of Shareholders of the Company's fiscal year 2000, or until their successors are duly elected and qualified;

     2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ended September 30, 2000; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     All  shareholders   are  cordially   invited  to  attend;   however,   only
shareholders of record at the close of business on July 14, 2000 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                         By Order of the Board of Directors,


                                         MONICA CHAVES
                                         SECRETARY

Coral Gables, Florida
July 25, 2000

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                RICA FOODS, INC.

                                 PROXY STATEMENT


                     August 25, 2000, 10:00 a.m. local time,
                Sheraton Biscayne Bay Hotel, Miami, Florida 33313

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Rica Foods, Inc., a Nevada corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.001 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Shareholders of the Company to be held at the Sheraton Biscayne Bay Hotel, 495 Brickell Avenue, Miami, Florida, on August 25, 2000, at 10:00 a.m. local time, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

     The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is July 24, 2000 Shareholders should review the information provided herein in conjunction with the Company's 1999 Annual Report on Form 10-K, which accompanies this Proxy Statement. The complete mailing address, including zip code, of the Company's principal executive offices is 95 Merrick Way, Suite 507, Coral Gables, Florida, 33134, and its telephone number is (305) 476-1757.


                          INFORMATION CONCERNING PROXY

     The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation shall be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

     The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


     PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

          1. The election of nine members to the Company's Board of Directors to serve until the Annual Meeting of Shareholders of the Company's fiscal year 2000, or until their successors are duly elected and qualified;

          2. To consider and vote upon a proposal to ratify the selection of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending September 30, 2000;

          3. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted: (1) FOR the election of the nine nominees for director named below; and (2) FOR the ratification of Arthur Andersen, LLP as the Company's independent auditors for the fiscal year ending September 30, 2000.

     In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate director nominees. In the event that any other matter should come before the Annual Meeting or any director nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters, in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The Board of Directors has set the close of business on July 14, 2000, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 12,848,921 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

     The Company's Bylaws provide that the presence, in person or by proxy, of the holders of record of one-third of the outstanding shares of Common Stock entitled to vote at the Annual Meeting are necessary to constitute a quorum. Pursuant to the Nevada General Corporation Law, directors (Proposal No. 1) will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Pursuant to the Company's Bylaws, the affirmative vote of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the ratification of auditors (Proposal No. 2). Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast "for" or "against" the election of any director (Proposal No. 1). HOWEVER, ABSTENTIONS ARE TREATED AS PRESENT AND ENTITLED TO VOTE AND THUS HAVE THE EFFECT OF A VOTE AGAINST THE RATIFICATION OF AUDITORS (PROPOSAL NO. 2). A broker non-vote on a matter is considered not entitled to vote on that matter and this is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted in favor of a proposal.

     If less than one-third of the outstanding shares of Common Stock entitled to vote are represented at the meeting, a majority of the shares so represented may adjourn the meeting to another date, time or place, and notice need not be given for the new date, time or place, if the new date, time or place is announced at the meeting before an adjournment is taken. Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspectors shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies and shall receive, count and tabulate ballots and votes and determine the results thereof.

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 95 Merrick Way, Suite 507, Coral Gables, Florida, 33134, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself, for examination by any shareholder.

                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholder proposal for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in the year 2001 must be received at the principal executive offices of the Company on or before February 1, 2001. If the Company does not receive notice at its principal executive offices on or before February 1, 2001 of a shareholder proposal for consideration at the Annual Meeting of Shareholders to be held in the year 2001, the proxies named by the Company's Board of Directors with respect to that meeting shall have discretionary voting authority with respect to that proposal.


                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     The Company's Articles of Incorporation and Bylaws provide that the number of directors shall consist of at least three members and not more than nine members, as shall be designated by the Board of Directors from time to time. The director nominees are: (1) Calixto Chaves; (2) Jorge M. Quesada; (3) Luis Guinot, Jr.; (4) Trond S. Jensen; (5) Federico Vargas P; (6) Alfred E. Smith IV;
(7) Jose Pablo Chaves; (8) Jack Peeples; (9) Monica Chaves. Each such nominee currently serves as a Director of the Company, except for Mr. Trond Jensen who is being nominated in substitution of Mr. Luis J. Lauredo, and Mr Peeples and Ms. Chaves who are being nominated as new members. Mr. Lauredo was appointed by President William J. Clinton as the U.S. Ambassador to the organization of American States. Mr. Lauredo's resignation was recorded on January 7, 2000.

     Pursuant to the Bylaws of the Company, at a meeting of the Board of Directors held on July 7, 2000, the Board of Directors approved an increase in the number of members of the Board of Directors to nine. The nominees to fill the newly created seats are: Ms. Monica Chaves, and Mr. Jack Pepples, to be elected at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors. Certain information regarding each nominee follows. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

CALIXTO CHAVES. Mr. Chaves is Chairman of the Board, President and CEO of the Company and has served as such since 1996. He is also the founder and President of the Board of Corporacion Pipasa, S.A. from its inception in 1969 to the present. He is currently on the Boards of Directors of Central American Oils and Derivatives, S.A., and American Oleaginous Industry. From 1994 to 1996, he was a Board member of Cerveceria Americana, a private brewery. In 1994, he served as an advisor to the President of Costa Rica and the Ministry of Economic Business Affairs. From 1983 to 1985, he was a member of the Board of Directors of the Sugar Cane Agricultural League. From 1982 to 1986, he served as Minister of the Costa Rican Ministry of Industry, Energy and Mines and became Minister of Natural Resources in 1986.

MR. JORGE M. QUESADA CHAVES. Mr. Quesada has been a member of the Board of Directors of the company since August, 1996 and was the Company's CFO from August, 1996 to September, 1998. He is also a member of the Audit Committee of the Company. Mr. Quesada has held numerous positions with Corporacion Pipasa, S.A. since 1985, and was its Executive Vice President from 1990 to 1999. Mr. Quesada was appointed Executive President of Pipasa and As de Oros on March 1, 1999. He was a member of the Board of Directors of Banco de Fomento Agricola (k/n/a as Banco Cuscatlan) from 1991 to 1996. From 1987 to 1991, he was on the Board of Directors of Financiera Belen, S.A. Mr. Quesada has conducted numerous seminars regarding marketing topics. He obtained his Degree in Business Administration, with emphasis on Public Accounting, from the University of Costa Rica in 1984.

HONORABLE AMBASSADOR MR. LUIS GUINOT, JR. Luis Guinot, Jr. was born in San Juan, Puerto Rico on April 8, 1935. He attended college in the United States, where he graduated from the Catholic University of America School of Law in Washington, D.C. After completing his undergraduate studies at New York University, he was commissioned an Ensign in the U.S. Navy where he served in several billets-both shore and afloat - including a tour of duty as gunnery officer of the destroyer USS Gearing (DD710) and Senior Shore Patrol Officer of the U.S. Sixth Fleet based in Naples, Italy. After completion of his military obligation, Mr. Guinot entered the private practice of law in Washington, D.C. Mr. Guinot has served as United States Ambassador to the Republic of Costa Rica, as the Assistant General Counsel of the United States Department of Agriculture and as Administrator of the Office of the Commonwealth of Puerto Rico in Washington, D.C. Additionally, Mr. Guinot has also appeared as speaker and lecturer on United States-Latin American Trade, North American Free Trade Agreement ("NAFTA"), and GATT related matters, and he is the author of several newspaper articles on the same subject. Mr. Guinot is a member of the Commonwealth of Virginia and the District of Columbia Bar Associations and has been admitted to practice before the bars of the U.S. Supreme Court, the 1st and the 11th Circuit Court of Appeals, the Bars of the Southern District of New York, and the Southern District of Florida, Eastern Districts of Virginia, and the Court of Military Appeals. Mr. Guinot is also a fellow of the American Bar Foundation, a former member of the U.S. Presidential Commission on Civil Disorders (Kerner Commission) and former member of the Board of Directors of the Legal Services Corporation. Mr. Guinot was awarded the Grand Order of Juan Mora (Silver Plaque) by the Government of Costa Rica. He has been featured speaker on Conferences on the general subject of hemispheric free trade and served as legal advisor to U.S. corporations doing business in Latin America as well as legal advisor to ministries of Central and South American Countries. In addition to serving as a member of the Board of Directors of the Company, Mr. Guinot was recently appointed to serve on the Board of Directors of Tampa Energy Co. (TECO) of Tampa, Florida. He is currently a member of the U.S. law firm of Shapiro and Olander. He devotes such time as is necessary to fulfill his obligations as an outside director of the company.

MR. TROND SIGURD JENSEN. Mr. Jensen was born in Oslo, Norway. Mr. Jensen graduated from Handels Gymnas in 1973 and in 1983 he received a Bachelor of Arts Degree in Economics from the University of California, San Diego. In 1984, he was transferred to New York City to manage Banco Consolidado, New York. During his two years in New York City, he successfully expanded the bank's operation and improved financial results while developing operations in Venezuela. He also worked at Latino Financial Group, headquartered in Venezuela, to build up a commodity trading company where he combined his financial and banking experience with his roots in business and trade. Mr. Jensen created and headed the Latimar Trading Company and opened Latimar offices in Miami, Caracas, Curacao and Oslo. In 1989, Mr. Jensen became an equity partner in Latimer Trading Company and continued building the venture until selling his position in 1992 when he decided to assume the ownership and management of Sigurd Jensen a/s, Oslo, Norway. Simultaneously, he established an affiliated company, Sigurd Jensen & Co., based in Miami, Florida. Since 1992, Mr. Jensen has successfully developed, expanded and diversified the family enterprise first established in 1903. Today, through strategic alliances and affiliations, Sigurd Jensen is involved in a wide range of activities including cargo and vessel chartering, the export and marketing of food commodities from South America to the Far East and the United States, privatization projects in Central and South America and investments in food and maritime-transportation projects. During his fourteen years in Miami, Mr. Jensen has been active in numerous community organizations, including the Beacon
Council, the Dade County Committee for World Trade and the Homestead Diversification Project. He is also a director of the Norwegian American Chamber of Commerce and a member of various corporate boards and civic committees.

MR. FEDERICO VARGAS. Dr. Vargas has been a member of the Boards of Directors since August, 1996 and he is also a member and Chairman of the Audit Committee. He is also on the Board of Directors of Corporacion Pipasa S.A. and Restaurantes As de Oros, a subsidiary of the As de Oros. He has served as a Professor of Economics and Social Sciences at the University of Costa Rica from 1963 to the present. Dr. Vargas has been involved extensively in political activities since 1974. From 1990 to 1994, he served as a Deputy in the Costa Rican Assembly. From 1993 to 1994, he was Chairman of the Legislative Section of the Partido Liberacion Nacional of Costa Rica. Prior to 1990, Dr. Vargas held a number of political offices including Minister of Finance on two occasions, Ambassador of Costa Rica to the United States, Ambassador of Costa Rica to the Organization of American States, Counselor to the President of Costa Rica in Finance and
External Debt, with the rank of Minister of Economics, and Advisor to the President of Costa Rica. Dr. Vargas serves on the Boards of Directors and advisory bodies of numerous charitable and educational organizations and is the author of a number of publications in economic and educational matters. He obtained his Bachelors in Business Administration from Nichols College in Massachusetts in 1954 and his Ph.D. from the University of Colorado in 1967. He has also attended the Wharton School of Finance and Commerce at the University of Pennsylvania. Dr. Vargas graduated from the University of Costa Rica with a degree in Business Administration. He devotes such time as may be necessary to fulfill his obligations as an outside director of the Company.

MR. ALFRED E. SMITH, IV. Mr. Smith has been a member of the Board of Directors of the Company since June 1, 1994. Mr. Smith is the Managing Director of the Wall Street firm of Hunter Specialists, LLC, New York, since January 1997. From 1979 to 1996, he was with CMJ Partners, a New York Stock Exchange member firm. Mr. Smith is the Chairman of the Government Relations Committee of the New York Stock Exchange, Director and Secretary of the Alfred Emanuel Smith Memorial Foundation where he also is the Dinner
Chairman, Chairman of the Cardinal's Committee for the Laity-Wall Street Division since 1985, Founder and Chairman of Hackers for Hope since 1989, Director of the Center for Hope since 1989, a Director at the Catholic Youth Organization until 1997, member of the President's Council of Memorial Sloan Kettering Hospital since 1986, and a member of the New York City Advisory Board of the Enterprise Foundation. Mr. Smith is also a member of the Board of Trustees of St. Vincent's Hospital and Medical Center, since 1986, and the Cavalry Hospital since 1998, and was a member of the Board of Trustees of Iona Prep School, Saint Agnes Hospital, and Our Lady of Mercy Medical Center. Mr. Smith is a member of the Association of the Sovereign Military Order of Malta. He has received numerous awards for his charity humanitarian work, including "Wall Street 50" Honoree Humanitarian Award, Terence Cardinal Cooke Center in 1999; Man of the Year Award at Iona Prep in 1986, Club of Champions Gold Medal Award of the Catholic Youth Organization, Ellis Island Medal of Honor, the National Brotherhood Award of the National Conference of Christians and Jews, the Graymoor Community Service Award by the Franciscan Friars of the Atonement, the American Cancer Society's Gold Sword of Hope Award, and the Terence Cardinal Cooke Humanitarian Award by Our Lady of Mercy Medical Center. Mr. Smith was educated at Villanova University. He devotes such time as may be necessary to fulfill his obligations as an outside director of the Company.

JOSE PABLO CHAVES. Mr. Chaves is a member of the Boards of Directors of Pipasa and As de Oros, as well as Restaurantes As de Oros, S.A., and is a board member of the Company and the Company's Chief Operating Officer. Mr. Chaves studied Business Administration with emphasis in Marketing in the U.S. (Babson College, Massachusetts) and in Costa Rica. Mr. Chaves is the founder of several Costa Rican and United States' companies, and is the son of Calixto Chaves.

MONICA CHAVES. Ms. Chaves is Secretary of the Company and is also member of the Board of Directors of Corporacion Pipasa. Ms. Chaves joined Corporacion Pipasa as assistant manager in the company's Finance Division in 1991 when she was in charge of Pipasa's Special Investment Department. In 1996, when the Company went public, Ms. Chaves assumed the Company's Investor Relations Department. Ms. Chaves was appointed the Vice President of Administration of Pipasa and As de Oros on March 1, 1999. Ms. Chaves received a bachelors degree in Business Administration from Saint Michaels College, Vermont. Ms. Chaves is the daughter of Mr. Calixto Chaves.

JACK PEEPLES. Mr Peeples served in the Korean War as an Airborne Infantry Officer and Rifle Company Commander. He was awarded Combat Infantryman Badge, Bronze Star for Valor and Purple Heart. He graduated from the University of Florida College of Law in 1957, joined the law firm of former Governor Leroy Collins in Tallahassee, Florida. Mr Peeples was appointed as Legislative Counsel to Governor Collins in 1958 and appointed to the Governor's Cabinet as State Beverage Director in 1959. Mr Peeples returned to the private practice of law in 1961, specializing in legislative and administrative practice in Tallahassee, Florida; founding partner in Peeples, Earl & Blank in 1970 specializing in environmental law, and Senior Trial Counsel in numerous landmark environmental and regulatory cases. Retired from Peeples, Earl & Blank in 1994 and joined White & Case as Of Counsel. Served as Campaign Chairman and Chairman of Transition Team for Governor Lawton Chiles and Legislative and Senior Counsel to the

Governor. Vice-Chairman of Governor's Commission on Governance, Vice-Chairman of Governor's Commission on the Homeless, Chairman of Florida Aviation Commission, Co-Chairman of the Dade County Homeless Trust, Board Member of the Florida
Independent College Fund, Member of the Board of Overseers, University of Florida Medical School, and representative of the Governor and Cabinet on the Downtown Development Authority. He has also served as General Counsel and member of the Board of Directors of Deltona Corporation, a NYSE company, as a member of the Board of Directors and Chairman of the Audit Committee of United Petroleum Group, a Hunt family company, as Senior Counsel and member of the Board of Directors of Senior Networks, Inc.

     Representative clients include Andersen Consulting, Florida Power & Light Company, St. Joe Corporation, BellSouth, Swire Properties, World Financial Properties, Owens Corning, Americas Trust Bank, Olympia & York, Ogden Corporation, United States Generating Company, Rinker Materials, Tarmac Industries, Computer Sciences Corporation, Fluor Daniel, GEC Alsthom, Odebrecht, Bombardier, Ocean Reef Club, Florida Rock Industries, John Alden Life Insurance Company, Urban Shopping Centers, One Miami, Inc., Houghton Mifflin Company, and Codina Group.


              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S
                             SHAREHOLDERS VOTE "FOR"
                   THE ELECTION OF THE NINE DIRECTOR NOMINEES

                                  MANAGEMENT

Committees and Meetings of the Board of Directors
-------------------------------------------------

     During the fiscal year ended September 30, 1999, the Company's Board of Directors held three regularly scheduled meetings, and did not take action by unanimous written consent. Each Director of the Company attended at least 75% of the aggregate of (i) the number of the meetings of the Board which were held during the period that such person served on the Board of Directors and (ii) the number of meetings of committees of the Board of Directors held during the period that such person served on such committee.

     The Company has two committees: the Audit Committee and the Compensation Committee. The Company does not a have a nominating committee.

     The Audit Committee was composed of Mr. Luis Lauredo, Dr. Federico Vargas, as Chairman, and Mr. Jorge Quesada until January 7, 2000. Mr. Lauredo has resigned and, if Mr. Jensen is elected to the Board, he will become a member of the Audit Committee. The Audit Committee's functions include reviewing reports and audits with the Company's independent public accountants, and reporting their findings to the full Board. The Audit Committee met two times during the fiscal year ended September 30, 1999. This Audit Committee has adopted an Audit Committee Charter.

     The Compensation Committee is currently comprised of Mr. Calixto Chaves and Mr. Jorge Quesada. The Compensation Committee's functions consist of recommending, reviewing and approving the salary and fringe benefit policies of the Company, including compensation of the Executive Officer of the Company. The Compensation Committee met two times during the fiscal year ended September 30, 1999.

Additional Information Concerning Directors
-------------------------------------------

     The Company reimburses all members of the Board of Directors for their expenses in connection with their activities as Directors of the Company. Directors of the Company receive additional compensation for their services as Directors at a rate of $200 for each Board Meeting that they attend.


Compliance with Section 16(a) of the Securities Exchange Act 1934
-----------------------------------------------------------------

     Section 16 (a) of the Securities Exchange Act 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and report of changes in ownership of Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such reports they file.

     To the Company's knowledge, during the fiscal year ended September 30, 1999, Mr. Jorge Quesada, Director of the Company, and Mr. Antonio Echeverria for Comercial Angui S.A., who owns more than ten percent (10%) of the Company's outstanding Common Stock, were engaged in trading of the Company's Common Stock. Accordingly, 2 filings under Section 16(a) of the 1934 Act have been made by such persons.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     The following table sets forth, as of the latest practicable date, June, 2000 the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director,
(iii) certain executive officers of the Company, and (iv) all directors and officers as a group, prior to the acquisitions of the remaining interests in Pipasa and As de Oros (the "Acquisitions") and after the Acquisitions:





                                                  Amount and Nature      Percent of       Amount and Nature     Percent of
                                                  of Beneficial          shares owned     of Beneficial         Shares Owned
                                                  Ownership Prior to     Prior  to        Ownership After       After
                                                  Acquisitions (2)(3)    Acquisitions(2)  Acqusitions (2)(3)    Acquisitions(2)
Name and Address of Beneficial Owner (1)

Calixto Chaves                                           1,993,316(4)           26.87%         5,676,910(5)            44.44%

Comercial Angui, S.A.                                     687,209(10)           10.99%         2,358,130(6)               18%
c/o    Bufette Chaverri, Soto & Associados
       Barrio Escalante de Cine Magaly,
       400 Metros Este
       San Jose, Costa Rica

Jorge M. Quesada                                            46,495(7)                *            46,495(7)                 *

Monica Chaves                                              133,334(8)                *           133,334(8)                 *

Luis Guinot, Jr.                                                    -                *                    -                 *

Luis J. Lauredo                                                     -                *                    -                 *

Federico Vargas                                                     -                *                    -                 *

Alfred E. Smith, IV                                            33,334                *               33,334                 *

Jose Pablo Chaves                                             279,324                *          279,342(11)                 *




-------------------------
*    Indicates less than 1% of outstanding shares owned.

(1) Unless otherwise indicated, the address of each beneficial owner is Rica Foods, Inc., 95 Merrick Way, Suite 507, Coral Gables, Florida, 33134.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options, warrants and convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.

(3) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(4) Includes 861,315 shares of Common Stock owned of record by Atisbos de Belen, S.A., a Costa Rican corporation wholly-owned by Mr. Chaves and his wife, 833,334 shares of Common Stock owned of record by Inversiones Leytor, S.A., a Costa Rican company wholly-owned by Mr. Chaves and his wife, and 298,667 shares of Common Stock owned of record by OCC, S.A., a Costa Rican company wholly-owned by Mr. Chaves and his wife. Does not include 133,334 shares and 279,324 shares owned by his adult daughter and adult son, respectively.

(5) Includes 3,683,595 shares of Common Stock acquired pursuant to the Final Pipasa Acquisition.

(6) Includes 1,670,921 shares of Common Stock acquired pursuant to the Final As de Oros Acquisition.

(7) Includes 46,495 shares owned by Jorque, S.A., a closely-held Costa Rican company whose principal shareholders are the wife and sons of Mr. Jorge Quesada.

(8) Owned of record by Moninternacional, S.A., a Costa Rican corporation owned by Monica Chaves, the adult daughter of Mr. Chaves. Mr. Chaves disclaims any beneficial ownership of these shares.

(9) Owned of record by Inversiones La Ribera, S.A., a Costa Rican corporation wholly owned by Mr. Chaves and his wife.

(10) Owned of record by Comercial Angui, S.A., a Costa Rican corporationwholly owned by Mr. Echeverria and his wife.

(11) Own of record by RTROSPTVA S.A., a Costa Rican Corporation owned by Jose P. Chaves, the adult son of Calixto Chaves. Mr. Chaves disclaim any beneficial ownership of these shares.

                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth, for the fiscal years ended September 30, 1997, 1998 and 1999, the cash and certain other compensation paid or accrued by the Company's subsidiary, Pipasa, to Calixto Chaves, the Company's Chief Executive Officer. No other Executive Officer had an annual salary and bonus in excess of $100,000 during fiscal years ended September 30, 1997, 1998 and 1999.

                                                                 Salary               Other
Name and Main Position                                  Years    Compensation (1)     Compensation(2)
----------------------                                  -----    ---------------      --------------

Calixto Chaves - Chief Executive Officer                1999        $128,262             $1,953
Calixto Chaves - Chief Executive Officer                1998        $126,780             $1,993
Calixto Chaves - Chief Executive Officer                1997        $104,477             $5,093


-------------------------------------------------

(1) All compensation in the table above was paid in Costa Rican colones by the Company's 59.56% -owned subsidiary, Pipasa. All compensation in the table above has been converted to United States dollars at the then current exchange rate for Costa Rican colones.

(2)  Represents directors fees payable for acting as a director of Pipasa.

Option Grants
-------------

     The Company adopted a Stock Option Plan on May 29, 1998, pursuant to which 76 employees from the Company's Subsidiaries have exercised warrants for 7600 shares.

Employment Agreements and Change in Control Agreements
------------------------------------------------------

     The Company has no employment agreements and no change in control agreements with any executive officer.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     The Company has a Compensation Committee consisting of Calixto Chaves, Chairman of the Board, President and Chief Executive Officer and Jorge Quesada, Treasurer and Director. This Committee makes the determinations for stock issuances pursuant to the Company's compensation plans. The Company has no retirement, pension or profit sharing plans covering its officers and directors, but does contemplate implementation of such a plan in the future through Pipasa and As de Oros.

PERFORMANCE GRAPH

The following graph sets forth the cumulative total shareholder return on the Company's Common Stock over the last six fiscal years, as compared to the total returns of the NASDAQ Stock Market Index an a group of peer companies (the "Peer Group"). The graph assumes $100 was invested on October 1, 1994, dividend reinvested in the Company's Common Stock, the NASDAQ Stock Market Index an the Peer Group.

The Peer Group includes the Company, Cagle's, Inc; CLA Industrias Bachoco S.A.; Pilgrim's Pride Corporation ,CLA, and CLB Sanderson Farms, Inc.; Seaboard Corporation, Tyson Foods, Inc; and WLR Food, Inc..The Peer Group consists of companies that are engaged in the poultry slaughtering and processing business . Companies included in the Peer Group were weighted by market capitalization from the beginning of each period for which a return is indicated.

                        COMPARE 6-YEAR CUMULATIVE TOTAL
                                     RETURN
                            AMONG RICA FOODS, INC.,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX


                                [OBJECT OMITTED]


                                         1994         1995       1996        1997        1998        1999
                                         ----         ----       ----        ----        ----        ----

RICA FOODS, INC.                         100.00      70.00       600.00      240.00      270.00      613.33
SIC CODE INDEX                           100.00      108.66      108.09      146.34      131.56      105.01
NASDAQ MARKET INDEX-U.S. COS.            100.00      141.34      173.90      213.07      300.43      555.99







             APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                (Proposal No. 2)

     As recommended by the Audit Committee, the Board of Directors designated, subject to ratification by the shareholders, the firm of Arthur Andersen, LLP as independent auditors to audit and report on the Company's financial statements for the fiscal year ending September 30, 2000. Action by shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board in order to give shareholders the final choice in the designation of independent auditors.

     Arthur Anderson, LLP has no direct or indirect financial interest in the Company or in any of its subsidiaries, nor has it had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee director, officer or employee. Representatives of Arthur Andersen, LLP will be present at the meeting of shareholders and will be afforded an opportunity to make a statement, if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S
                    SHAREHOLDERS VOTE "FOR" THE RATIFICATION
                OF ARTHUR ANDERSEN, LLP AS INDEPENDENT AUDITORS.

                               REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, as filed with the Securities and Exchange Commission, is available to shareholders, without charge, upon written request directed to Monica Chaves, Secretary, Rica Foods, Inc., 95 Merrick Way, Suite 507, Coral Gables, Florida, 33134.


                                  OTHER MATTERS

     Management knows of no other business to be presented for action at the Annual Meeting, but if any other business should properly come before the meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder, in their discretion.

                                  By Order of the Board of Directors


                                  Monica Chaves
July 25, 2000                     Corporate Secretary

                                RICA FOODS, INC.
                                 95 Merrick Way
                                    Suite 507
                           Coral Gables, Florida 33134

                       SOLICITED BY THE BOARD OF DIRECTORS
                                RICA FOODS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 25TH, 2000

The undersigned stockholder of Rica Foods, Inc. (the "Company"), hereby appoints Jorge M. Quesada and Monica Chaves and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on August 25th, 2000, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this Proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees, if any of the named nominees for Director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is returned without direction being given, this Proxy will be vote FOR proposal 1 and 2.

              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

                           PLEASE SIGN, DATE AND MAIL
                    YOUR PROXY CARD BACK AS SOON AS POSSIBLE:

                         ANNUAL MEETING OF STOCKHOLDERS
                                RICA FOODS, INC.

                                 AUGUST 25, 2000

                Please Detach and Mail in the Envelope Provided
                -----------------------------------------------

A.       [X]  PLEASE MARK YOUR
              VOTES AS IN THIS
              EXAMPLE

The Board of Directors unanimously recommends a vote FOR the election of all the nominees for director listed below:

                         VOTE FOR all nominees
                       Listed below, except vote               VOTE WITHHELD
                       Withheld from the following                 FROM
                             nominee (if any):                  ALL NOMINEES
                                 [   ]                             [   ]

(1)   To elect nine (9)
      directors to the
      Board of Directors
      of Rica to hold
      office until the next Annual Meeting of Stockholders of Rica following their election or until their successors are duly elected and qualified.

Nominees: (1) Calixto Chaves; (2) Jorge M. Quesada; (3) Luis Guinot, Jr.; (4) Trond S. Jensen; (5) Federico Vargas P; (6) Alfred E. Smith IV; (7) Jose Pablo Chaves; (8) Jack Peeples; (9) Monica Chaves

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.


                                                            FOR    AGAINST   ABSTAIN
(2)  Ratification of the appointment of Arthur Andersen    [   ]    [   ]     [   ]
      LLP as independent auditors of the Company
      for the fiscal year ended September 30, 2000


PLEASE MARK, SIGN AND RETURN THIS PROXY CARD AND PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature               Dated:   , 2000  Signature                Dated:  , 2000
         --------------      ------              ----------------      ------
                                               (if held  jointly)


IMPORTANT: Please sign exactly as your name appears on the stock certificate. If acting as attorney, executor, trustee, guardian or in other representative capacity, sign the name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.